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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                        Date of Report: February 9, 2000

                        (Date of earliest event reported)


                        THE REYNOLDS AND REYNOLDS COMPANY

             (Exact name of registrant as specified in the charter)


            OHIO                                  1-10147                            31-0421120
(State or other jurisdiction                (Commission File No.)                   (IRS Employer
       of incorporation)                                                          Identification No.)

                        THE REYNOLDS AND REYNOLDS COMPANY
                   115 SOUTH LUDLOW STREET, DAYTON, OHIO 45402

                    (Address of Principal Executive Offices)


                                 (937) 485-2000

               (Registrant's telephone number including area code)


                                       N/A

          (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

         The Reynolds and Reynolds Company (the "Company") has elected to take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and is hereby filing this Form 8-K to set forth cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements that may be or have been made by or on behalf of the Company from time to time in the Company's SEC filings, press releases, and other oral or written announcements. Forward-looking statements made by or on behalf of the Company are or will be based on current expectations, estimates, forecasts and projections of future Company or industry performance based on management's judgment, beliefs, current trends and market conditions. Forward-looking statements made by or on behalf of the Company may be identified by the use of words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. The Company undertakes no obligation to update any forward- looking statements, whether as a result of new information, future events or otherwise.

         The Company cautions readers that the following important factors, among others, in some cases have caused, and in the future could cause, the Company's actual results to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, any one of the following factors could have a material adverse effect on the Company's business, financial condition and results of operations.

COMPETITION. The Company faces competition in all areas of its business activity. The Company's competitors are numerous, ranging from some of the world's largest corporations to many relatively small and highly specialized firms. The Company competes primarily on the basis of technology, performance, price, quality, reliability, distribution, and customer service and support. By specializing in a particular niche market, the Automotive Group has emphasized reliable and responsive service, broad industry knowledge and long-term relationships. All business segments experience competition from regional and national companies. While the loss of any single customer would not be material, the Company does have several significant customers, whose loss in the aggregate would negatively impact the Company, particularly the Information Solutions Group. The Company will be required to develop new products, periodically enhance its existing products and compete effectively on the basis of the factors described above to remain competitive.

NEW PRODUCT INTRODUCTIONS. The Company must be able to continue developing, manufacturing and marketing innovative products and services rapidly that meet customer requirements for performance and reliability. Although the Company has a long history of developing new products and services, this process is inherently complex and uncertain. It requires accurate anticipation of customers' changing needs and emerging technological trends. Consequently, the Company must make long-term investments and commit significant resources before knowing whether its investments will eventually result in products that achieve market acceptance. This process requires accurate forecasting of volumes, mix of products and systems configurations. Moreover, the supply and timing of new products or services must match customers' demands and timing for the particular products or services. Given the wide variety and complexity of products and services that the Company offers, the process of planning and bringing new products to market is inherently difficult and uncertain.

The Company's growth strategy depends in part on providing services for automobile retailers and other customers over the Internet. Development and implementation of any of these and other services using the Internet is subject to risks and uncertainties. The Company may need to hire additional personnel and invest


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significant resources to develop these services. The manner in which the Company provides and charges for these services is new and unproven.

PRODUCT LIFE CYCLES. The life cycles of many of the Company's products pose a challenge to effectively manage the transition from existing products to new products. Product development or manufacturing delays, variations in product costs, and delays in customer purchases of current products in anticipation of new product introductions are among the factors that make a smooth transition from current products to new products difficult. In addition, the timing of new product and services introductions by suppliers and competitors may negatively affect future operating results of the Company. Furthermore, some of the Company's new products may replace or compete with certain of the Company's existing products.

RELIANCE ON SUPPLIERS. Computer processors and peripherals are essential to the Company's Automotive Group. The Company purchases these products from a variety of suppliers. The Company historically has not experienced difficulties in obtaining computer processors and peripherals, but should such difficulties arise, it could have a material adverse effect on the Company. An adequate supply of paper products is essential to the manufacture of the Company's business forms products. The Company obtains these materials from major suppliers and historically has not experienced difficulties in obtaining them. The Company's business may be negatively impacted should such difficulties arise.

RISK OF BUSINESS INTERRUPTIONS AND DEPENDENCE ON SINGLE RESOURCE FOR CERTAIN SERVICES. The Company's operations depend in large part upon its ability to provide prompt and efficient services to its customers. Certain of the Company's operations are performed at a single location and depend on continuous computer, printing, electrical and telephone services. A disruption of these key services could impair the Company's day- to-day operations. There can be no assurance that a fire, flood, earthquake, or other disaster affecting one or more of the Company's facilities would not disable these services. Significant damage to any facility or other failures that cause significant interruptions of the Company's operations may not be completely covered by insurance.

DEPENDENCE ON AUTOMOBILE RETAILERS. The Company's financial results depend in large part on the economic conditions of the automobile retailing industry. The Automotive Group generates a significant percentage of the Company's operating income. If the automobile retailing industry experiences difficulties, the Company's results may be negatively impacted.

INSTALLATION RESOURCES. A significant portion of the Company's revenues depend on timely installation of computer hardware and software at various customer locations. A successful installation process requires adequately trained personnel as well as components consisting primarily of computer hardware and cabling. Although the Company has not experienced significant interruptions in installation resources, such an interruption could negatively impact the Company.

BUSINESS COMBINATIONS, STRATEGIC ALLIANCES, JOINT VENTURES AND DIVESTITURES. As a matter of course, the Company frequently engages in discussions with a variety of parties relating to possible business combinations, strategic alliances, joint ventures and divestitures. Business combinations, strategic alliances and joint ventures may require, among other things, integration or coordination with a different company culture, management, organization and business infrastructure. They may also require the development, manufacture and marketing of products in coordination with the Company's products in a way that enhances the performance of the combined businesses or products. Depending on the size and complexity of the transaction, successful integration depends on a variety of factors, including the hiring and retention of key employees, management of geographically separate facilities, and the integration or coordination of different research and development.

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Divestitures may result in the cancellation of orders or charges to earnings.
Business combinations, strategic alliances, joint ventures and divestitures may contribute to the Company's results being different than expectations in any given time period.

PAPER COSTS. The Company is exposed to changes in the cost of paper, a key raw material in the production of business forms. The Company has attempted to limit this exposure by consolidating its purchases among a few suppliers and negotiating longer-term contracts that limit the amount and frequency of price increases and generally delay the effective date of the increase. When paper costs increase, the Company has historically been able to increase the sales prices of its business forms products. Conversely, when paper costs decline, the Company generally lowers its sales prices to meet competitive pressures. The Company's inability to timely adjust to changing paper costs may adversely impact the Company. Historically, the Company has not used financial instruments to manage its exposure to changes to the cost of paper.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE REYNOLDS AND REYNOLDS COMPANY

                                  By: /s/ David R. Holmes
                                      ------------------------------------------
                                      David R. Holmes, Chairman of the Board and
                                      Chief Executive Officer

Dated:   February 9, 2000

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